================================================================================

                   FIRST AMENDMENT TO BUILDING LOAN AGREEMENT

                            Dated as of March 5, 2003

                                     Between

                   731 COMMERCIAL LLC and 731 RESIDENTIAL LLC,
                           collectively, as Borrower,

                                       and

                      BAYERISCHE HYPO- UND VEREINSBANK AG,
                                NEW YORK BRANCH,
                                    as Agent,

                                       and

                            THE LENDERS NAMED HEREIN,
                                   as Lenders

                                 ---------------

                         Location:  731 Lexington Avenue
                                    New York, New York

                           County:  New York County

                         ------------------------------

                        TO BE FILED WITH THE COUNTY CLERK
                          OF NEW YORK COUNTY, NEW YORK

================================================================================

                   FIRST AMENDMENT TO BUILDING LOAN AGREEMENT

                  THIS FIRST AMENDMENT TO BUILDING LOAN AGREEMENT, dated as of March 5, 2003 (this "AMENDMENT"), between 731 COMMERCIAL LLC ("COMMERCIAL OWNER") and 731 RESIDENTIAL LLC ("RESIDENTIAL OWNER"), each a Delaware limited liability company, having its principal place of business at 888 Seventh Avenue, New York, New York 10019, collectively as Borrower ("BORROWER"), and BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH, a German banking corporation organized under the laws of the Federal Republic of Germany, having an address at 622 Third Avenue, New York, New York 10017, as administrative agent (including any of its successors and assigns, "AGENT") for itself and the other Lenders signatory hereto (collectively, together with such other co-lenders as may exist from time to time, "LENDERS").

                              W I T N E S S E T H :

                  WHEREAS, pursuant to the terms and provisions and subject to the conditions set forth in that certain Building Loan Agreement dated as of July 3, 2002 between Borrower, Agent and Lenders signatory thereto filed on July 9, 2002 as Index No. 150 in the County Clerk's Office of New York County (the "EXISTING BUILDING LOAN AGREEMENT"), Lender has agreed to make advances of a certain building loan to Borrower in the aggregate principal sum of up to Two Hundred Million and no/100 Dollars ($200,000,000.00) (the "EXISTING BUILDING LOAN AMOUNT" or "EXISTING BUILDING LOAN") for Building Loan Costs (as hereinafter defined) related to the construction of the Improvements (as hereinafter defined) on the property described on Exhibit A hereto.

                  WHEREAS, Borrower, Agent and Lenders wish to amend the Existing Building Loan Agreement to increase the amount of the Building Loan, all upon the terms and provisions and subject to the conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the agreements set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                               A G R E E M E N T:

         Section 1. Definitions.

                  (a) In Section 1.1 of the Existing Building Loan Agreement, the definitions of "Building Loan Amount" and "Capped Libor Rate" are hereby amended and restated as follows:

                           "BUILDING LOAN AMOUNT" shall mean TWO HUNDRED FIFTEEN
                  MILLION and NO/100 DOLLARS ($215,000,000.00).

                           "CAPPED LIBOR RATE" shall mean 4.5%.

                  (b) All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Existing Building Loan Agreement.

         Section 2. Building Loan Amount. The Building Loan Amount is hereby increased to $215,000,000.00. Accordingly, (i) all references in Sections 2.1.1(a) and 2.1.3 of the Existing Building Loan Agreement to "TWO HUNDRED MILLION DOLLARS ($200,000,000)" are hereby deleted and replaced with TWO HUNDRED FIFTEEN MILLION and NO/100 DOLLARS ($215,000,000.00)" and (ii) all references in
Section 2.9.2(o) of the Existing Building Loan Agreement to "$144,500,000" are hereby deleted and replaced with "$159,500,000".

         Section 3. Bloomberg Reimbursables.

                  (a) As a result of additional work to be performed by Commercial Owner for Bloomberg pursuant to the Bloomberg Lease for which Bloomberg is obligated to reimburse Commercial Owner (such work, including, without limitation, any future work that Bloomberg requests be performed under the Bloomberg Lease and that Bloomberg is required to pay for, being herein referred to as the "Bloomberg Reimbursable Work" and the cost of such work being herein referred to as the "Bloomberg Reimbursable Cost"), the undisbursed proceeds of the Building Loan and Supplemental Loan are insufficient to pay the remaining Hard Costs and Soft Costs (which include the Bloomberg Reimbursable
Cost). Borrower agrees that none of the Bloomberg Reimbursable Work shall form the basis of a requisition for Building Loan Proceeds or a disbursement of Cash Collateral and that Borrower shall pay for the Bloomberg Reimbursable Costs out of its own funds and seek reimbursement for the same directly from Bloomberg pursuant to the Bloomberg Lease.

                  (b) Borrower further agrees that, as part of Borrower's Requisition, Borrower shall provide Agent with a written statement, which shall be in the form annexed hereto as Schedule 1, of Borrower and Construction Manager stating whether the completed Application and Certificate for Payment (AIA Document G702) (an "Application for Payment") being submitted as part of Borrower's Requisition covers any Bloomberg Reimbursable Work, and, if so, the Construction Manager's and the Borrower's reasonable estimate of the amount of the Bloomberg Reimbursable Cost attributable to such work. Borrower shall pay for all Bloomberg Reimbursable Work directly and agrees that, as a condition to any subsequent Advance or disbursement of Cash Collateral, Borrower shall furnish to Agent lien waivers and payment receipts for the Bloomberg Reimbursable Work covered by an Application for Payment in the prior month. To the extent, if any, that Lender disburses proceeds of the Loan to pay for work which has been or should have been paid for by Bloomberg under the Bloomberg Lease, Borrower agrees to reconcile such discrepancy as part of the next Draw Request or to deposit with Agent the difference in the same manner as provided for with respect to a Shortfall pursuant to Section 2.1.11 of the Building Loan Agreement.

                  (c) Lender and Agent agree that it will not invoke the provisions of Section 2.1.11 of the Existing Building Loan Agreement or the other Loan Agreements, to the extent that any Shortfall is attributable to the Bloomberg Reimbursable Cost.

         Section 4. Prefabrication Deposits. In connection with the second advance of Building Loan proceeds, Lender is advancing $12,100,000 to pay for Prefabrication Deposits, notwithstanding the limit set forth in Section 2.1.9(d) of the Building Loan Agreement. Lender shall not be obligated to waive such limit for any future Advances under the Building Loan Agreement.

         Section 5. Interest Rate Protection Agreement.

                  (a) The first sentence of Section 4.1.14(a) of the Existing Building Loan Agreement is hereby amended (i) to delete the following at the beginning thereof, "Not later than six (6) months following the Closing Date or within ten (10) Business Days after request of Agent if prior to such time" and replace the same with the words "Within ten (10) Business Days after request of Agent if" and (ii) to delete the reference to "5.5%" where it appears in that first sentence and replace the same with "3%".

                  (b) Section 4.1.14(e) of the Existing Building Loan Agreement is hereby amended and restated to read as follows:

                           Borrower's failure to obtain an Interest Rate
                  Protection Agreement in accordance with subsection (a) of this
                  Section 4.1.14 (within ten (10) Business Days after requested to do so by Agent pursuant thereto) or Borrower's failure to comply with any or all of the other covenants set forth in this Section 4.1.14 (within ten (10) Business Days after notice thereof is given by Agent to Borrower) shall constitute an Event of Default hereunder.

         Section 6. Borrower's Representations and Warranties. Borrower represents, warrants and certifies to Lender that, as of the date hereof, Fifty-Five Million Five Hundred Thousand Dollars ($55,500,000) of Building Loan proceeds has been advanced pursuant to the Building Loan Agreement and remains outstanding under the Building Loan Note.

         Section 7. Lien Law; Lien Law Affidavit.

                  (a) This Amendment and the Existing Building Loan Agreement, as modified hereby, are subject to the trust fund provisions of Section 13 of the Lien Law.

                  (b) In addition, a true statement under oath, verified by the Borrower, as required by Section 22 of the New York Lien Law is attached hereto as Attachment I and made a part hereof; and, effective on the date hereof , said Attachment I to this Amendment shall be deemed to be substituted for EXHIBIT F which is attached to the Existing Building Loan Agreement.

                  (c) Borrower shall cause the Title Company to deliver this Amendment and the Lien Law Statement attached hereto as Attachment I for filing in the County Clerk's Office of New York County when and as required by Section 22 of the Lien Law.

                  (d) Borrower is contemporaneously herewith causing the Title Insurer to deliver to the Agent an endorsement to the Title Insurance Policy indicating the filing of this Amendment without raising any title exception therefor.

         Section 8. Authorization, Conflicts, Enforceability. The execution, delivery, and performance of this Amendment and the other documents which are being executed and delivered in connection herewith by the Borrower have been duly authorized, executed and delivered by Borrower and will not conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of Borrower's organizational documents or any agreement or instrument to which Borrower is a party or by which it is bound, or any order or decree applicable to Borrower, or result in the creation or imposition of any lien on any of Borrower's assets or property (other than pursuant to the Loan Documents).

         Section 9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to Article VIII of the Existing Building Loan Agreement (and no other Person shall be deemed a benefited party hereunder under any circumstances).

         Section 10. No Further Modification. Except as modified and amended by this Amendment, the Building Loan Agreement and the obligations of Agent, Lender and Borrower thereunder shall remain unmodified and in full force and effect.

         Section 11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement.

         Section 12. Section Headings. The Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         Section 13. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         Section 14. Governing Law. The governing law provisions of Section 10.3(A) of the Existing Building Loan Agreement are incorporated herein by reference as though fully set forth.

                         [NO FURTHER TEXT ON THIS PAGE]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                                  BORROWER:

                                  731 COMMERCIAL LLC, a Delaware limited
                                  liability company

                                  By: 731 Commercial Holding LLC,
                                      a Delaware limited liability company,
                                      as member

                                      By: Alexander's, Inc., a Delaware
                                          corporation, member

                                          By:  /s/ Joseph Macnow
                                              __________________________________
                                              Name:  Joseph Macnow
                                              Title: Executive Vice President-
                                                     Finance and Administration

                                  731 RESIDENTIAL LLC, a Delaware limited
                                  liability company

                                  By: 731 Residential Holding LLC,
                                      a Delaware limited liability company,
                                      as member

                                      By: Alexander's, Inc., a Delaware
                                          corporation, member

                                          By:  /s/ Joseph Macnow
                                              __________________________________
                                              Name:  Joseph Macnow
                                              Title: Executive Vice President-
                                                     Finance and Administration

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                                   BORROWER:

                                       AGENT:

                                       BAYERISCHE HYPO- UND
                                       VEREINSBANK AG, NEW YORK
                                       BRANCH

                                       By: /s/ Robert Dowling
                                           _______________________________
                                           Name:  Robert Dowling
                                           Title: Managing Director

                                       By: /s/ Anthony Mugno
                                           _______________________________
                                           Name:  Anthony Mugno
                                           Title: Director

                                       LENDER[S]:

                                       BAYERISCHE HYPO- UND
                                       VEREINSBANK AG, NEW YORK
                                       BRANCH

                                       By: /s/ Robert Dowling
                                           _______________________________
                                           Name:  Robert Dowling
                                           Title: Managing Director

                                       By: /s/ Anthony Mugno
                                           _______________________________
                                           Name:  Anthony Mugno
                                           Title: Director

                                       Lending Office:

                                       622 Third Avenue
                                       29th Floor
                                       New York, New York 10017
                                       Attention: Real Estate Lending

                                 ACKNOWLEDGMENT

STATE OF NEW YORK)
                                      SS.:
COUNTY OF NEW YORK)

On the 5 day of March 2003, before me, the undersigned, personally appeared Joseph Macnow, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.


                                                   /s/ JOSEPH MACNOW
                                             -----------------------------------
                                              Signature & office of individual
                                                 taking the acknowledgement

STATE OF NEW YORK)
                                      SS.:
COUNTY OF NEW YORK)

On the 5 day of March 2003, before me, the undersigned, personally appeared Joseph Macnow, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.

                                                    /s/ JOSEPH MACNOW
                                             -----------------------------------
                                              Signature & office of individual
                                                 taking the acknowledgement

STATE OF NEW YORK)
                                      SS.:
COUNTY OF NEW YORK)

On the 5 day of March 2003, before me, the undersigned, personally appeared Robert Dowling, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.

                                                  /s/ ROBERT DOWLING
                                             -----------------------------------
                                              Signature & office of individual
                                                 taking the acknowledgement

STATE OF NEW YORK)
                                      SS.:
COUNTY OF NEW YORK)

On the 5 day of March 2003, before me, the undersigned, personally appeared Anthony Mugno, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.

                                                   /s/ ANTHONY MUGNO
                                             -----------------------------------
                                              Signature & office of individual
                                                 taking the acknowledgement

                                    EXHIBIT A

                          LEGAL DESCRIPTION OF PROPERTY

                               RESIDENTIAL PARCEL

ALL THAT CERTAIN volume of space, situate, lying and being in the Borough of Manhattan, County, City and State of New York, bounded and described as follows:

All that portion of the below described parcel lying between a lower horizontal plane drawn at elevation 512 feet 2 inches above the datum level used by the Topographical Bureau, Borough of Manhattan, which is 2 feet 9 inches above National Geodetic Survey Vertical Datum of 1929, mean sea level Sandy Hook, New Jersey and an upper horizontal plane drawn at 809 feet 2 inches above such datum level bounded and described as follows:

BEGINNING at a point distant 48 feet 8 inches north of the northerly line of East 58th Street and 30 feet 9 inches east of easterly line of Lexington Avenue;

RUNNING THENCE northerly, parallel with the easterly line of Lexington Avenue, 12 feet 6 inches;

THENCE westerly, parallel with the northerly line of East 58th Street, 5 feet 10 inches;

THENCE northerly, parallel with the easterly line of Lexington Avenue, 78 feet 6 inches;

THENCE easterly, parallel with the northerly line of East 58th Street, 5 feet 10 inches;

THENCE northerly, parallel with the easterly line of Lexington Avenue, 12 feet 6 inches;

THENCE easterly, parallel with the northerly line of East 58th Street, 103 feet 6 inches;

THENCE southerly, parallel with the easterly line of Lexington Avenue, 7 feet 6 inches;

THENCE easterly, parallel with the northerly line of East 58th Street, 35 feet 0 inches;

THENCE southerly, parallel with the easterly line of Lexington Avenue, 88 feet 6 inches;

THENCE, westerly, parallel with the northerly line of East 58th Street, 35 feet 0 inches;

THENCE southerly, parallel with the easterly line of Lexington Avenue, 7 feet 6 inches;

THENCE westerly, parallel with the northerly line of East 58th Street, 103 feet 6 inches to the point or place of BEGINNING.

                                COMMERCIAL PARCEL

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, being more particularly bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of East 58th Street with the easterly side of Lexington Avenue;

RUNNING THENCE northerly, along the easterly line of Lexington Avenue 200 feet 10 inches to the corner formed by the intersection of the southerly line of East 59th Street with the easterly line of Lexington Avenue;

THENCE easterly, along the southerly line of East 59th Street, 420 feet 0 inches to the corner formed by the intersection of the southerly line of East 59th Street with the westerly line of Third Avenue;

THENCE southerly, along the westerly line of Third Avenue, 200 feet 10 inches to the corner formed by the intersection of the northerly line of East 58th Street with the westerly line of Third Avenue;

THENCE westerly, along the northerly line of East 58th Street, 420 feet to the point or place of BEGINNING.

LESS AND EXCEPT:

All that portion of the below described parcel lying between a lower horizontal plane drawn at elevation 512 feet 2 inches above the datum level used by the Topographical Bureau, Borough of Manhattan, which is 2 feet 9 inches above National Geodetic Survey Vertical Datum of 1929, mean sea level Sandy Hook, New Jersey and an upper horizontal plane drawn at 809 feet 2 inches above such datum level bounded and described as follows:

BEGINNING at a point distant 48 feet 8 inches north of the northerly line of East 58th Street and 30 feet 9 inches east of easterly line of Lexington Avenue;

RUNNING THENCE northerly, parallel with the easterly line of Lexington Avenue, 12 feet 6 inches;

THENCE westerly, parallel with the northerly line of East 58th Street, 5 feet 10 inches;

THENCE northerly, parallel with the easterly line of Lexington Avenue, 78 feet 6 inches;

THENCE easterly, parallel with the northerly line of East 58th Street, 5 feet 10 inches;

THENCE northerly, parallel with the easterly line of Lexington Avenue, 12 feet 6 inches

THENCE easterly, parallel with the northerly line of East 58th Street, 103 feet 6 inches;

THENCE southerly, parallel with the easterly line of Lexington Avenue, 7 feet 6 inches;

THENCE easterly, parallel with the northerly line of East 58th Street, 35 feet 0 inches;

THENCE southerly, parallel with the easterly line of Lexington Avenue, 88 feet 6 inches;

THENCE westerly, parallel with the northerly line of East 58th Street, 35 feet 0 inches;

THENCE southerly, parallel with the easterly line of Lexington Avenue, 7 feet 6 inches;

THENCE westerly, parallel with the northerly line of East 58th Street, 103 feet 6 inches to the point or place of BEGINNING.

                                   Schedule 1

       Statement Attached To Application and Certificate AIA Document G702

PROJECT: 731 Lexington Avenue, NY, NY           APPLICATION NO.: _______________

PERIOD COVERED: ____________ to _________________

CONTRACTOR: Bovis Lend Lease

OWNER: 731 Commercial LLC and 731 Residential LLC

The undersigned Contractor hereby states to the best of the Contractor's knowledge, information and belief that Contractor reasonably estimates the cost of the Work that is covered by the Application for Payment to which this Statement is attached, which is attributable to Work requested to be performed for Bloomberg, L.P. under that certain lease between 731 Commercial LLC and Bloomberg, L. P. dated as of April 30, 2001 (as amended) to be $______________.

CONTRACTOR:

BOVIS LEND LEASE

By:  ______________________                 Date:  ____________________

PROJECT: 731 Lexington Avenue, NY, NY          APPLICATION NO.: _______________

PERIOD COVERED: ____________ to _________________

CONTRACTOR: Bovis Lend Lease

OWNER: 731 Commercial LLC and 731 Residential LLC

The undersigned Owner hereby states for the benefit of Bayerische Hypo- und Vereinsbank AG, New York Branch, as Agent, to the best of the Owner's knowledge, information and belief that Owner reasonably estimates the cost of the Work that is covered by the Application for Payment to which this Statement is attached, which is attributable to Work requested to be performed for Bloomberg, L.P. under that certain lease between 731 Commercial LLC and Bloomberg, L. P.. dated as of April 30, 2001 (as amended) to be $________________.

OWNER:

731 COMMERCIAL LLC,                                Date: _______________________
a Delaware limited liability company

By:  731 Commercial Holding LLC,
     a Delaware limited liability company,
     as member

     By: Alexander's, Inc.,
         a Delaware corporation, member

         By: _____________________
             Name:
             Title:

731 RESIDENTIAL LLC,
a Delaware limited liability company               Date: _______________________

By: 731 Residential Holding LLC,
    a Delaware limited liability company,
    as member

    By: Alexander's, Inc.,
        a Delaware corporation, member

        By: _________________________
            Name:
            Title:

                                  ATTACHMENT 1

             AFFIDAVIT UNDER SECTION 22 OF THE LIEN LAW OF NEW YORK
                             (Revised March 5, 2003)

                                 (See Attached)

             AFFIDAVIT UNDER SECTION 22 OF THE LIEN LAW OF NEW YORK
                             (Revised March 5, 2003)

STATE OF NEW YORK   )
                    )       ss:
COUNTY OF NEW YORK  )

         The undersigned, being duly sworn, deposes and says that:

1. He resides at the address shown at the foot hereof and he is the Executive Vice President - Finance and Administration of Alexander's,
         Inc., which is the member of 731 Commercial Holding LLC and 731
         Residential Holding LLC, each of which is the respective member of 731
         Commercial LLC and 731 Residential LLC (together, Borrower").

2.       He gives this Affidavit in connection with that certain Building Loan
         Agreement, dated as of July 3, 2002, between Borrower and Bayerische
         Hypo- und Vereinsbank AG, New York Branch, as agent for itself and certain co-lenders (the "Existing Building Loan Agreement"), as amended by that certain First Amendment to Building Loan Agreement, dated as of March 5, 2003, between Borrower and Bayerische Hypo- und Vereinsbank
         AG, New York Branch, as agent for itself and certain co-lenders (as so amended, the "Building Loan Agreement").

3.       The amount of the building loan (the "Building Loan") under the
         Building Loan Agreement is:                                              $215,000,000.00

4. The consideration for the Building Loan paid or to be paid from the Building Loan is (or is estimated to be):

              Real estate taxes:                             $4,180,000
              Insurance premiums:                            $4,496,000
              Interest on Building Loan:                     $3,184,000
              Architects/Engineers Permits and Fees:         $3,140,000

                   Original Total (as set forth in original
                   Affidavit Under Section 22 of the Lien
                   Law of New York dated July 3, 2002
                   attached to the Existing Building Loan
                   Agreement (the "Original Affidavit"):     $   - 0 -

                   Revised Total:                                                 $15,000,000.00

5. All other expenses incurred or to be incurred in connection with the Building Loan for costs of the improvements and to be advanced pursuant to the Building Loan Agreement during the construction of the Improvement are:

              Acquisition of Existing Mortgages          $55,000,000.00

                   TOTAL                                                 $ 55,000,000.00

6.       The amount, if any, to be advanced from the Building Loan to repay amounts previously advanced to Borrower pursuant to
         Notices of Lending for Costs of the Improvements is:     $0.00

7.       The net sum available to Borrower from the Building Loan for
         the Improvements is:                                            $145,000,000.00

8.       This affidavit is made pursuant to and in compliance with
         Section 22 of the Lien Law of the State of New York and is a part of the Building Loan Agreement.

         9. The facts stated above and any costs itemized on this statement are true, to the knowledge of the undersigned. Such facts are verified by deponent and not by Borrower because each Borrower is a limited liability company, of which 731 Commercial Holding LLC and 731 Residential Holding LLC is the respective member. Alexander's, Inc. is the member of each of 731 Commercial Holding LLC and 731 Residential Holding LLC.

Sworn to before me this ____day
of March ___, 2003

------------------------------                  --------------------------------
        Notary Public                           Name:
                                                Address: